UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 11, 2013

Western Asset Mortgage Capital Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

385 East Colorado Boulevard	91101
Pasadena, California	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(626) 844-9400

 (REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Stockholders was held on June 7, 2013. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1.            The nominees for election of Directors, each for a three year term, were elected based upon the following vote:

Nominees	Votes For	Withheld Authority	Broker Non-Votes

Edward D. Fox James W. Hirschmann Gavin L. James M. Christian Mitchell Richard W. Roll	8,742,955 6,482,384 8,417,201 8,736,717 8,742,110	155,462 2,416,033 481,216 161,699 156,307	11,669,651 11,669,651 11,669,651 11,669,651 11,669,651

2.            The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes

20,324,675	135,468	107,925	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

By:	/s/ W. Stephen Venable, Jr.
Name: W. Stephen Venable, Jr.
Title: Assistant Secretary

Date:  June 11, 2013